Income Taxes	9 Months Ended
Sep. 30, 2015
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's effective tax rate was 3.6% and 41.1% for the three months ended September 30, 2015 and 2014, respectively, and 4.5% and 53.7% for the nine-month periods ended September 30, 2015 and 2014, respectively. The Company's effective tax rate has varied significantly due to changes in the mix of taxable income and tax loss between the U.S. and Israel.

The Company's effective tax rate for the three and nine months ended September 30, 2015, was impacted by goodwill impairment of $695.5 million and $845.9 million, respectively, as described in note 4, which is primarily non-tax deductible, and therefore had a significant impact on the effective tax rate for that period. In addition, the impairment of certain intangible assets and tax deductible goodwill, as described in note 4 resulted in a reversal of related deferred tax liabilities amounting to $63.2 million and $80.4 million for the three and nine months ended September 30, 2015, respectively. The Company also recorded a valuation allowance of  $49.4 million and $66.6 million for the three and nine months ended September 30, 2015, respectively, against deferred tax assets as it is more likely than not that those deferred tax assets will not be realized in future periods. The Company will continue to monitor whether the realization of its remaining deferred tax assets is more likely than not.

During the second quarter of 2015, the Company adjusted its long-term tax rates due to a recent amendment of the New York City tax law. As a result, the Company recorded a reduction of approximately $1.7 million in its income tax expense associated with the amortization of the intangible assets.

During the second quarter of 2015, the Company adjusted its long-term tax rates associate with taxable income in Israel, due to change in estimates. As a result, the Company recorded an increase of approximately $3.4 million in its income tax expense associated with the amortization of the intangible assets.

Gain of $1.9 million and $8.7 million attributable to the change in fair value of the Company's earn-out obligations in the three and nine month periods ended September 30, 2014, respectively, was non-taxable, and therefore had a significant impact on the effective tax rate in those periods.